Exhibit 10.5

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE SUCH SECURITIES BEFORE DECEMBER 28, 2010. RIGHTS TO TRANSFER AND ASSIGN THE SECURITIES REPRESENTED HEREBY ARE FURTHER RESTRICTED BY THE TERMS HEREOF.

THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. (TORONTO TIME) ON THE EXPIRY TIME (AS HEREIN DEFINED).

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF INTELGENX TECHNOLOGIES CORP. (THE “COMPANY”) THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH (I) RULE 144A UNDER THE 1933 ACT, IF APPLICABLE, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE OF RULE 144A, OR (II) RULE 144 UNDER THE 1933 ACT, IF APPLICABLE, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF (C)(II) AND (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.

THIS WARRANT HAS NOT BEEN AND WILL NOT BE, AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. "UNITED STATES" AND "U.S. PERSON" ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE 1933 ACT.

AUGUST 27, 2010
INTELGENX TECHNOLOGIES CORP.
a corporation incorporated under the laws of Delaware
and having its principal office at
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

NO. BW-1	[•] BROKER WARRANTS
Each entitling the holder to acquire one (1) Share (as defined herein) of IntelGenx Technologies Corp., subject to adjustment in certain circumstances.

BROKER WARRANTS

THIS IS TO CERTIFY THAT for value received • (the “Holder”) is the registered holder of the number of Broker Warrants stated above and is entitled, for each whole Broker Warrant represented hereby, to purchase one common share (“Share”) of IntelGenx Technologies Corp. (the “Corporation”) at any time from the date of issue hereof up to and including 5:00 p.m. (Toronto Time) on August 28, 2012 (the “Expiry Time”) at a price per Share equal to CAD$0.50 (the “Exercise Price”), upon and subject to the following terms and conditions.

Capitalized terms used herein without definition have the meanings ascribed thereto in the Agency Agreement dated August 27, 2010 between the Corporation and Bolder Investment Partners, Ltd.

1.

The Broker Warrants represented by this Broker Warrant Certificate may not be exercised in the United States or by or for the account or benefit of a U.S. Person or person in the United States nor will the Shares issuable upon exercise of these Broker Warrants be registered or delivered to an address in the United States, unless the Shares issuable upon exercise of these Warrants have been registered in accordance with the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and any applicable securities laws of any state of the United States or an exemption from such registration requirements is available, and the Corporation receives an opinion of counsel to such effect in form and substance satisfactory to it. As used herein, the terms “United States” and “U.S. Person” have the meanings ascribed to them in Regulation S under the U.S. Securities Act.

The Broker Warrants represented by this Broker Warrant Certificate and the Shares issuable upon exercise of these Broker Warrants are subject to certain resale restrictions under applicable securities legislation and unless permitted under securities legislation and subject to Section 15 hereof, the Broker Warrants and the Shares may not be traded before December 28, 2010. The Holder is advised to seek professional advice as to applicable resale restrictions.

Certificates representing the Shares issuable upon the exercise of these Broker Warrants shall bear a legend until the expiration of the hold period indicating that they may not be traded before December 28, 2010.

2.

At any time, or from time to time, at or prior to the Expiry Time (the “Exercise Period”), the Holder may exercise all or any number of whole Broker Warrants represented hereby, upon delivering to the Corporation at its principal office noted above this Broker Warrant Certificate, together with a duly completed and executed subscription notice in the form attached hereto (the “Subscription Notice”) evidencing the election (which on delivery to the Corporation shall be irrevocable) of the Holder to exercise the number of Broker Warrants set forth in the Subscription Notice (which shall not be greater than the number of Broker Warrants represented by this Broker Warrant Certificate and a certified cheque or bank draft payable to the Corporation for the aggregate Exercise Price of all Broker Warrants being exercised. If the Holder is not exercising all Broker Warrants represented by this Broker Warrant Certificate, the Holder shall be entitled to receive, without charge, a new Broker Warrant Certificate representing the number of Broker Warrants which is the difference between the number of Broker Warrants represented by the then original Broker Warrant Certificate and the number of Broker Warrants being so exercised.

3.

The Holder shall be deemed to have become the holder of record of Shares on the date (the “Exercise Date”) on which the Corporation has received a duly completed Subscription Notice, delivery of the Broker Warrant Certificate and payment in full in respect of the Shares by way of a certified cheque, bank draft or money order in lawful money of Canada payable to the order of IntelGenx Technologies Corp. or its successor corporation; provided, however, that if such date is not a business day in the City of Toronto, Ontario, the City of Montreal, Quebec or a statutory holiday in the United States of America (a “Business Day”) then the Shares shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the Shares on the next following Business Day. Within three (3) Business Days of the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, by registered mail or pre-paid courier to his, her or its address specified in the register of the Corporation, one or more certificates for the appropriate number of issued and outstanding Shares.

4.

The Corporation covenants and agrees that, until the Expiry Time, while any of the Broker Warrants represented by this Broker Warrant Certificate shall be outstanding; (a) it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Shares to satisfy the right of purchase herein provided (b) all Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof; (c) the Corporation shall make all requisite filings under the Securities Act (Ontario) and the regulations made thereunder including those necessary to remain a reporting issuer not in default of any requirement of such act and regulations; and (d) the Corporation shall use all reasonable efforts to preserve and maintain its corporate existence.

5.	The Exercise Price and the number of Shares purchasable upon exercise shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	Share Reorganization. If during the Exercise Period the Corporation shall:

	(i)	issue Shares or securities exchangeable for or convertible into Shares to holders of all or substantially all of its then outstanding Shares by way of stock dividend or other distribution, or

	(ii)	subdivide, redivide or change its outstanding Shares into a greater number of Shares, or

	(iii)	consolidate, reduce or combine its outstanding Shares into a lesser number of Shares,

(any of such events in these paragraphs (i), (ii) and (iii) being a “Share Reorganization”), then the Exercise Price shall be adjusted as of the effective date or record date, as the case may be, at which the holders of Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding as of the effective date or record date after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had such securities been fully exchanged for or converted into Shares on such record date or effective date). From and after any adjustment of the Exercise Price pursuant to this Section 5(a), the number of Shares purchasable pursuant to this Broker Warrant Certificate shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(b)

Rights Offering. If and whenever during the Exercise Period the Corporation shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (“Rights Period”), to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per share to the holder (or having a conversion price or exchange price per Share) of less than 95% of the Current Market Price (as defined in Section 6 hereof) for the Shares on such record date (any of such events being called a “Rights Offering”), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering, and

(B)	a number determined by dividing either

I.	the product of the number of Shares issued or subscribed for during the Rights Period and the price at which such Shares are offered,

or, as the case may be,

II.

the product of the exchange or conversion price per share of such securities offered and the number of Shares for or into which the securities so offered pursuant to the Rights Offering have been exchanged or converted during the Rights Period, by the Current Market Price of the Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the number of Shares outstanding after giving effect to the Rights Offering and including the number of Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering or upon the exercise of the exchange or conversion rights contained in such exchangeable or convertible securities under the Rights Offering.

If the Holder has exercised any of the Broker Warrants during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period, the Holder shall, in addition to the Shares to which the Holder is otherwise entitled upon such exercise in accordance with Section 2 hereof, be entitled to that number of additional Shares equal to the result obtained when the difference, if any, resulting from the subtraction of the Exercise Price as adjusted for such Rights Offering pursuant to this Section 5(b) from the Exercise Price in effect immediately prior to the end of such Rights Offering is multiplied by the number of Shares purchased upon exercise of the Broker Warrants held by such Holder during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this Section 5(b); provided that the provisions of Section 9 shall be applicable to any fractional interest in a Share to which such Holder might otherwise be entitled under the foregoing provisions of this Section 5(b). Such additional Shares shall be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Shares shall be delivered to such Holder within three (3) Business Days following the end of the Rights Period.

(c)	Special Distribution. If and whenever during the Exercise Period the Corporation shall issue or distribute to all or to substantially all the holders of the Shares:

(i)

securities of the Corporation including shares, rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares or cash, property or assets and including evidences of its indebtedness, or

	(ii)	any cash, property or other assets,

and if such issuance or distribution does not constitute dividends paid in the ordinary course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the number of Shares to be issued by the Corporation under the Broker Warrants shall, at the time of exercise, be appropriately adjusted and the Holder shall receive, in lieu of the number of Shares in respect of which the right is then being exercised, the aggregate number of Shares or other securities or property that the Holder would have been entitled to receive as a result of such event if, on the record date therefor, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled upon the exercise of the Broker Warrants.

(d)

Capital Reorganization. If and whenever during the Exercise Period there shall be a reclassification of Shares at any time outstanding or a change of the Shares into other shares or into other securities (other than a Share Reorganization), or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification of the outstanding Shares or a change of the Shares into other securities), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the Holder, where he has not exercised the right of subscription and purchase under this Broker Warrant Certificate prior to the effective date or record date, as the case may be, of such Capital Reorganization, shall be entitled to receive, and shall accept upon the exercise of such right for the same aggregate consideration, in lieu of the number of Shares to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, he had been the registered holder of the number of Shares to which such holder was theretofore entitled to subscribe for and purchase; provided however, that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken to so entitle the Holder. If determined appropriate by the board of directors of the Corporation, acting reasonably and in good faith, and subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 5 shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Broker Warrant.

(e)

If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation takes any action affecting its Shares to which the foregoing provisions of this Section 5, in the opinion of the board of directors of the Corporation, acting reasonably and in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes thereof, or would otherwise materially affect the rights of the Holder hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such a manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting reasonably and in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

6.	The following rules and procedures shall be applicable to the adjustments made pursuant to Section 5:

(a)

The adjustments provided for in Section 5 are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest one-tenth of one cent and shall be made successively whenever an event referred to therein shall occur, subject to the following paragraphs of this Section 6.

(b)

No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price and no adjustment shall be made in the number of Shares purchasable upon exercise of this Broker Warrant unless it would result in a change of at least one one-hundredth of a Share; provided, however, that any adjustments which, except for the provisions of this Section 6(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(c)

No adjustment in the Exercise Price or in the number of Shares purchasable upon exercise of Broker Warrants shall be made in respect of any event described in Section 5, other than the events referred to in Sections 5(a)(ii) and (iii), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if it had exercised its Broker Warrants prior to or on the effective date or record date of such event. The terms of the participation of the Holder in such event shall be subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading.

(d)	No adjustment in the Exercise Price shall be made pursuant to Section 5 in respect of the issue from time to time:

	(i)	of Shares purchasable on exercise of the Broker Warrants represented by or issued concurrently with this Broker Warrant Certificate;

(ii)

of dividends paid in the ordinary course on Shares to holders of Shares who exercise an option or election to receive substantially equivalent dividends in the form of Shares in lieu of receiving a cash dividend pursuant to a dividend reinvestment plan or similar plan adopted by the Corporation in accordance with the requirements of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws;

(iii)

of Shares pursuant to any stock option plan, stock purchase plan or benefit plan in force at the date hereof for directors, officers, employees, advisers or consultants of the Corporation, as such option or plan is amended or superseded from time to time in accordance with the requirements of the principal Canadian stock exchange or over-the- counter market on which the Shares are then listed or quoted for trading and applicable securities laws, and such other stock option plan, stock purchase plan or benefit plan as may be adopted by the Corporation in accordance with the requirements of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws;

	(iv)	the payment of interest on any outstanding notes;

	(v)	the issuance of securities in connection with strategic license agreements and other partnering arrangements; or

	(vi)	full or partial consideration in connection with a strategic merger, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity;

and any such issue shall be deemed not to be a Share Reorganization or Capital Reorganization.

(e)

If the Corporation shall set a record date to determine the holders of the Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of any Broker Warrant shall be required by reason of the setting of such record date.

(f)

As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to this Broker Warrant Certificate, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the holder of such Broker Warrant Certificate is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(g)

For the purposes of this Broker Warrant Certificate, “Current Market Price” of a Share at any date shall be calculated as the price per Share equal to the weighted average price at which the Shares have traded in the principal Canadian stock exchange or, if the Shares are not listed, the over-the- counter market, on which the Shares are then listed or posted for trading during the 20 consecutive trading days (on each of which at least 500 Units are traded in board lots) ending on the fifth trading day immediately prior to such date as reported by such market or exchange in which the Shares are then trading or quoted. If the Shares are not then traded in the over-the-counter market or on a recognized Canadian stock exchange, the Current Market Price of the Shares shall be fair market value of the Shares as determined by a nationally or internationally recognized investment dealer or investment banker.

(h)

In the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Section 5(a)(i) or any Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected.

(i)

Any question or dispute that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustments pursuant to Section 5 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation’s auditors) and shall be binding upon the Corporation and the Holder. Notwithstanding the foregoing, such determination shall be subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading. In the event that any such determination is made, the Corporation shall notify the Holder in the manner contemplated in Section 19 describing such determination.

7.

On the happening of each and every such event set out in Section 5, the applicable provisions of this Broker Warrant Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

8.

In any case in which Section 5 shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such an event:

(a)

issuing to the holder of any Broker Warrant exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event, and

	(b)	delivering to such holder any distributions declared with respect to such additional Shares after such Exercise Date and before such event;

provided, however, that the Corporation shall deliver or cause to be delivered to such holder, an appropriate instrument evidencing such holder’s right, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Shares purchasable on the exercise of any Broker Warrant and to such distributions declared with respect to any additional Shares issuable on the exercise of any Broker Warrant.

9.

At least 10 Business Days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the subscription rights pursuant to this Broker Warrant Certificate, including the Exercise Price and the number of Shares which are purchasable upon the exercise thereof, or such longer period of notice as the Corporation shall be required to provide holders of Shares in respect of any such event, the Corporation shall notify the Holder of the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment. In case any adjustment for which such notice has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable notify the Holder of the adjustment and the computation of such adjustment.

10.

The Corporation shall maintain at its principal office a register of holders in which shall be entered the names and addresses of the holders of the Broker Warrants and of the number of Broker Warrants held by them. Such register shall be open at all reasonable times for inspection by the Holder. The Corporation shall notify the Holder forthwith of any change of address of the principal office of the Corporation.

11.

The Corporation shall not be required to issue fractional Shares in satisfaction of its obligations hereunder. If any fractional interest in a Share would, except for the provisions of this Section 11, be deliverable upon the exercise of a Broker Warrant, the Corporation shall in lieu of delivering the fractional Shares therefor satisfy the right to receive such fractional interest by payment to the holder of such Broker Warrant of an amount in cash equal (computed in the case of a fraction of a cent to the next lower cent) to the value of the right to acquire such fractional interest on the basis of the Current Market Price at the Exercise Date.

12.	Subject as herein provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.

13.

The registered Holder of this Broker Warrant Certificate may at any time up to and including the Expiry Time, upon the surrender hereof to the Corporation at its principal office, exchange this Broker Warrant Certificate for one or more Broker Warrant Certificates entitling the Holder to subscribe in the aggregate for the same number of Shares as is expressed in this Broker Warrant Certificate. Any Broker Warrant Certificate tendered for exchange shall be surrendered to the Corporation and cancelled.

14.

If this Broker Warrant Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Broker Warrant Certificate of like denomination, tenor and date as the Broker Warrant Certificate so stolen, lost, mutilated or destroyed.

15.	This Broker Warrant Certificate and the Broker Warrants represented hereby are non-transferable.

16.

Except as expressly set out herein, the holding of this Broker Warrant Certificate or the Broker Warrants represented hereby shall not constitute a Holder hereof a holder of Shares nor entitle it to any right of interest in respect thereof.

17.

If any one or more of the provisions or parts thereof contained in this Broker Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)

the invalidity, illegality or unenforceability of any provision or part thereof contained in this Broker Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Broker Warrant in any other jurisdiction.

18.

Any notice, document or communication required or permitted by this Broker Warrant Certificate to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication rested prior to transmission, to such party addressed as follows: :

(a)	to the Holder, in the register to be maintained pursuant to section 10 hereof; and

(b)	to the Corporation at:

IntelGenx Technologies Corp.
6425 Abrams
Ville St-Laurent, Quebec H4S 1X9

Attention: President Telecopier: (514) 331-0436

19.	Time is of the essence hereof.

20.

This Broker Warrant Certificate shall enure to the benefit of the Holder and his heirs, executors, administrators, legal personal representatives, permitted assigns and successors is binding upon the Corporation and its successors and assigns.

21.

This Broker Warrant Certificate and the Broker Warrants represented hereby shall be governed by the laws of the State of Delaware and the federal laws of the United States of America applicable therein.

[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF this Broker Warrant Certificate has been executed on behalf of IntelGenx Technologies Corp. as of the ____ day of August, 2010.

INTELGENX TECHNOLOGIES CORP.

By:    _________________________________________
            Horst G. Zerbe
            President and Chief Executive Officer

SUBSCRIPTION NOTICE

TO:	INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

The undersigned registered Holder of the attached Broker Warrant Certificate, hereby:

(a)

subscribes for _________________________________ shares (“Shares”) of IntelGenx Technologies Corp. at the price per Share in Canadian funds equal to CAD$____ (or such adjusted price which may be in effect under the provisions of the Broker Warrant Certificate) and in payment of the exercise price encloses a certified cheque, bank draft or money order in lawful money of Canada payable to the order of IntelGenx Technologies Corp. or its successor corporation; and

(b)	delivers herewith the above-mentioned Broker Warrant Certificate entitling the undersigned to subscribe for the above-mentioned number of Shares.

The undersigned hereby directs that the said Shares be registered as follows:

	Address(es)	Number of
Name(s) in full	(including Postal Code)	Shares

Total:________

(Please print full name in which share certificates are to be issued. If any of the Shares are to be issued to a person or persons other than the Holder, the Holder must pay to IntelGenx Technologies Corp. all requisite taxes or other governmental charges.)

(c)	certifies either (please check one):

[ ]

(i) that the undersigned is not a U.S. Person or a person in the United States, and is not acquiring any of the Shares hereby subscribed for the account or benefit of a U.S. Person or a person in the United States, (ii) none of the persons listed in paragraph (b) above is a U.S. Person or a person in the United States, and (iii) at the time of exercise of the Warrants and execution and delivery of this exercise form the undersigned was not in the United States;

[ ]

as of the date hereof there is an effective registration statement filed with the United States Securities and Exchange Commission covering the issuance of the Shares and the issuance of the Shares will be in compliance with all application securities laws of any state of the United States; or

[ ]

the undersigned has delivered to the Corporation an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to the Corporation) to the effect that an exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) and applicable state securities laws is available for the issuance of the Shares. The undersigned understands that if this box is checked, the certificate representing the Shares issued upon exercise of the Warrants will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from such registration requirements is available.

For purposes hereof the terms “United States” and “U.S. Person” shall have the meanings ascribed to them in Regulation S under the U.S. Securities Act of 1933, as amended.

DATED this ____________ day of ___________________, 201__.

_________________________________________
(Signature of Subscriber)

_________________________________________
(Print Name of Subscriber)

_________________________________________
_________________________________________
(Address of Subscriber in full)

_________________________________________

_________________________________________

The certificates will be mailed by registered mail to the address appearing in this Subscription Notice.